CTFO
CHINA TRANSINFO

March 2010







CHINA TRANSINFO TECHNOLOGY CORP.

WWW.CHINATRANSINFO.COM

Safe Harbor Statement

The market and industry information contained in this document has not been independently verified. No representation or warranty, whether express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of such information or opinions contained herein. Neither the Company nor any of its affiliates, advisers or representatives shall have any liability whatsoever (in negligence or otherwise) for any loss howsoever arising from any use of this document or its contents or otherwise arising in connection with this document.

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of Exchange Act. Any statements about the Company's expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These forward-looking statements are subject to a number of risks and uncertainties that cannot be predicted, quantified or controlled and that could cause actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements, including but not limited to fluctuations in customer demand, management of rapid growth, intensity of competition from other providers of the Company's products and services, general economic conditions, geopolitical events, regulatory changes, and other information detailed in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and the Company's subsequent SEC filings, including but not limited to the Company's registration statement on Form S-3 dated November 16, 2009 and any documents incorporated therein. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

This presentation is highly confidential, and is being given to you on the condition that you use the information included herein solely for your consideration of the matters described herein and that you expressly agree to keep the information contained herein confidential. No part of this presentation may be reproduced, photocopied, redistributed or passed on, directly or indirectly, to any other person (whether within or outside your organization/firm) or published, in whole or in part, for any purpose.

The information contained in this presentation does not constitute an offer of any securities nor does it contain an invitation to subscribe for, purchase or sell any securities. No securities of the Company may be sold in the United States without registration with the United States Securities and Exchange Commission (the "SEC") or an exemption from such registration. Any offering by the Company of its common stock to be made in the United States will be conducted solely by means of a statutory prospectus. Any such prospectus will contain and/or incorporate by reference detailed information about the Company as well as the financial statements of the Company. Any decision to purchase the Company's common stock in an offering for sale in the United States or anywhere else should be made solely on the basis of the information contained in a prospectus.

CTFO CHINA TRANSINFO

Company and Business Overview

CTFO CHINA TRANSINFO

Stock at a Glance

Listed on NASDAQ	CTFO
Price (February 26, 2010)	$7.89
Shares Outstanding	22.5 m
Market Capitalization	$177.2 m
Revenue (TTM)	$45.9 m
Net Income (TTM)	$12.3 m
EPS (TTM)	$0.55

Corporate Overview

- A leading provider of end-to-end public transportation information technology systems and solutions in China
- Founded by 3 graduates from Peking University in 2000; headquartered in Beijing with 11 offices nationwide
- Listed on NASDAQ since July 2008
- 396 employees, including 140 in R&D

Key Financials

Revenue *($ millions)*


2006-2009E
CAGR 97.2%
88.7%
Growth
7.2
11.9
29.4
55.0 (2)
18.7
35.3
2006
2007
2008
2009E
9M08
9M09

Non-GAAP Net Income(1) *($ millions)*


2006-2009E
CAGR 64.9%
18.3%
Growth
3.0
4.6
11.3
13.4 (2)
7.1
8.4
2006
2007
2008
2009E
9M08
9M09

(1) *Non-GAAP results: Add back share-based compensation expense and amortization of intangibles acquired from acquisitions*
(2) *Company latest guidance on Nov. 12, 2009 of revenue and mid-point of net profit for 2009*

CTFO CHINA TRANSINFO

Focused on the Transportation Sector

Government

Urban Transportation

Intelligent Traffic Management Platform / Planning Systems



Passenger Flow Detecting and Analysis System



Intelligent Parking Guidance System


天府广场
TIANFU PLAZA
888
P

Red Light Violation Snapshot System



Intercity Transportation

Intelligent Highway Monitoring Projects



Highway Traffic Surveying Systems



Electronic Toll Collection System


Roadside antenna units
On-board tags

Focused on the Transportation Sector

Consumer

Real-Time Traffic Data





- Access to real-time traffic conditions
- Custom mapping and route calculation
- Ability to locate parking lots and tourist destinations
- Relationships with cell phone manufacturers including Apple, Motorola, and Nokia, and telecommunication companies including China Telecom and China Mobile


PalmCity


Comprehensive Transportation Information Solutions
+
Transportation Information Media Platforms
Public LBS Service Sub-system
Industry monitor management Sub-system
GPS Satellite
GPS Satellite
Mobile Communication, TMC Base Station
Mobile
Internet
Vehicle
Taxi
Long-distance bus
Intercity bus

Key Investment Highlights

- ✓ Favorable Industry Dynamics
- ✓ First-Mover Advantage in Application Solutions
- ✓ Fragmented Industry with No Major/National Competition
- ✓ Award-Winning Technology
- ✓ Leading-Edge R&D Team with Strong Partnerships
- ✓ Recognized Brand Name with Successful Track Record
- ✓ Experienced Management Team Dedicated to the Transportation Information Industry
- ✓ Strong Financial Position and Profitability

CTFO CHINA TRANSINFO

Tremendous Opportunities in the Transportation Sector

China Has the 2nd Largest Highway Network in the World



(kilometers)
2020E
85,000
2010E
65,000
2006
45,300

Source: Ministry of Communication, 2004

China's Share of Global Toll Highways



30%
70%
China
Rest of the World

Source: Ministry of Communication, 2007

Long-Term Government Demand

- The government plans to improve transportation management, using advanced IT solutions
- Approximately 1% of highway investment in China is related to IT solutions compared to 7-10% in developed countries
- The PRC Ministry of Communication has budgeted RMB 5 trillion (~$730 billion) for the next 3-5 years for transportation infrastructure upgrades, with over 5% directed for Intelligent Transportation Systems
- Based on the Chinese government's 11th 5-year plan, the budget for transportation information system upgrades in the public sector is $7.3 billion

China's fast-expanding highways and government's plan on highway technology investment present us with tremendous growth opportunities

CTFO CHINA TRANSINFO

Vast Market for Real-Time Traffic Information Solutions

Number of Private Vehicles in China



(millions)
1998-2008
CAGR 25.7%
4.2
5.3
6.3
7.7
9.7
12.2
14.8
18.5
23.3
28.8
41.7
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Source: 2008 National Bureau of Statistics of China

China's Location Based-Services Subscribers



(millions)
9.1
1.0
13.0
1.8
21.2
2.8
43.0
5.8
70.9
10.0
2007
2008
2009E
2010E
2011E
LBS Users
LBS Paid Subscribers

Source: In-Stat, 04/09

Unprecedented transportation challenges arising from the increased number of vehicles calls for real-time traffic information solutions to optimize commuting times

CTFO CHINA TRANSINFO

First-Mover Advantages in Application Solutions

Largest Real-Time Traffic Information Provider in China

- **A pioneer** in developing technology for processing and broadcasting real-time traffic data in China
- **A leading provider** of real-time traffic data for several cities
  - Officially launched in 10 cities, including Beijing, Shanghai, Shenzhen, Tianjin, Chongqing, Chengdu, Wuhan, Dalian, Nanjing and Changzhou
  - Expect to reach additional 10 cities by the end of 2010
- Applications used by the Government to collect real-time traffic information for the national highway network; currently servicing 20 out of 31 provinces in China

Award-Winning Technology

- Honored with **9 achievement awards**, including the National Transportation Planning System and Digital City Program award
- Received **88 software copyrights**

Our award winning technology gives customers assurance that they are purchasing a quality product

CTFO CHINA TRANSINFO

Leading-Edge R&D Team with Strong Partnerships

Internal R&D Team

- 140 researchers with extensive experience in GIS and transportation information industry

Mr. Zhiping Zhang, VP of R&D

- The lead engineering architect of the first GIS platform software, which is the first and only 3-D GIS platform software in China and won the Chinese Excellence Software Award in 1995
- Led the development of the first GIS platform software – GeoBasic in Japan, which won a 20% market share in the Japanese market

Research Partnerships with Leading Universities

北京大學 PEKING UNIVERSITY

北京航空航天大学 BEIHANG UNIVERSITY

同濟大學 TONGJI UNIVERSITY

北京理工大学 BEIJING INSTITUTE OF TECHNOLOGY

北京交通大學

北京工業大學

Strategic Partnerships

ORACLE

ESRI China (Beijing) Geographic Thinking

CISCO SYSTEMS

CTFO CHINA TRANSINFO

R&D Affiliation with Peking University

Long-Term R&D Relationship with Peking University

- Entered into a three-year cooperation agreement with Peking University in 2005 so that PKU could obtain research support from the GeoSIS Research Lab and its 30 PhDs and researchers
- The agreement was automatically renewed in 2008
- Mr. Xia, our CEO, Mr. Lai, our Vice President; and Mr. Zhang, our VP of Research & Development, all obtained their graduate degrees from the Remote Sensing and GIS Institute at Peking University



北京大學
PEKING UNIVERSITY
Earth and Space College of Peking University
CHINA TRANSINFO
100%
3%
97%
GeoSIS Research Lab
research support
Beijing PKU Chinafront High Technology Co., Ltd. ("PKU")

Our affiliation with Peking University has made us a more recognized brand in the industry

Recognized Brand Name Backed by Successful Track Record

Top Transportation Clients in 2008

Rank	Name	Description	'08 sales ($000s)	Customer Since
1	Beijing Zhongjiaokeruan Technology Co., Ltd.	High-tech company in transportation information application development	3,209	2007
2	Transportation Planning & Research Institute	An institute under Ministry of Communication	1,826	2001
3	Beijing Feiwu Technology Co., Ltd.	High-tech company in telecom and electronic products	1,661	2007
4	Beijing Transportation Information Center	City-level governmental transportation department	1,282	2006
5	Beijing Transportation Committee	City-level governmental transportation department	1,107	2006
6	Sichuan Province Transportation Center	Provincial governmental transportation department	814	2006
7	Beijing Traffic Management Bureau	City-level governmental transportation department	627	2007

Our long-term relationship with the country's top regulators provides us with the reputation and credibility that we leverage in marketing to potential clients; we have achieved a 90% win ratio for new bids on model cases in the last 3 years

Experienced Management Team Dedicated to the Transportation Information Industry

Shudong Xia, Chairman of the Board, Chief Executive Officer & Co-Founder

- Founded Beijing PKU Chinafront High Technology Co., Ltd in 2000
- Involved in several research projects at Peking University since 1998
- PhD in Remote Sensing from Peking University
- Serves on several government advisory committees for the development of GIS services for urban planning

Zhibin Lai, Vice President & Co-Founder

- Former head of the Software Dept of Fangda Century Group (Beijing), in charge of the GIS Study Center
- Former head of the China team's software department at GEOBasic, a Japan-based GIS company
- PhD in Remote Sensing from GIS Institute at Peking University

Troy Mao, Chief Financial Officer

- Former senior auditor at Deloitte & Touche in both the US and China
- Master's degree in accounting from UNC-Chapel Hill
- Joined the Company in January 2008

Zhiping Zhang, Vice President of R&D & Co-Founder

- Professor in Remote Sensing and Geography Information Institute at Peking University
- Led the development of the first Geo-info system software-Citystar - awarded the "Excellence Product Award"

Danxia Huang, Director & Vice President

- Formerly Vice President of First City Investment Inc. of Hong Kong
- Previously, CEO of an internet company for 3 years.
- Holds an MBA from Murdoch Univ. of Australia
- Joined the Company in November 2006

CTFO CHINA TRANSINFO

Directors

Jay Trien, Independent Director, Chair of Audit Committee

- Senior partner of Trien Rosenberg Rosenberg Weinberg Ciullo & Fazzari, LLP, a certified public accounting and business consulting firm
- Expertise in tax planning and strategies for financing growth of high-tech companies

Dan Liu, Independent Director, Chair of Compensation Committee

- Over forty years of experience in the electronics and information sectors
- Former chairman of the board of Intel (China) and former senior advisor to Motorola (China)

Zhongsu Chen, Independent Director, Chair of Nominating Committee

- Over 20 years of professional experience in information technology, including nine years at Wall Street firms
- Deputy chief technology officer of the Shanghai Stock Exchange from 2001 to 2005

Dongyuan Yang, Independent Director

- Over 26 years of experience in the research and application of urban transportation planning, transportation modeling, intellectual transportation systems, and logistic systems planning
- Vice chancellor of Tongji University, the vice chairman of the Shanghai Transportation Engineering Committee and the vice director of the Transportation Engineering and Technology Center at the Ministry of Construction

Brandon Ho-Ping Lin, Director

- A general partner at SAIF Partners, one of the largest and most successful growth venture capital funds focused on China with $2.2 billion under management
- Former vice president of investment banking with Credit Suisse / Donaldson, Lufkin & Jenrette (DLJ) New York
- Former associate in M&A and securities law with Sullivan & Cromwell in Hong Kong and Los Angeles

CTFO CHINA TRANSINFO

Growth Strategy

- ✓ Expand geographic footprint to cover all major markets in China
- ✓ Strengthen R&D capability to enhance and expand core products and further penetrate customer base
- ✓ Continue to enhance our leadership position in the rapidly growing transportation information technology market
- ✓ Pursue strategic acquisitions to support strong internal growth
- ✓ Further penetrate the large China consumer market with new real-time traffic data solutions



FINANCIAL OVERVIEW

Robust Top-Line Growth Driven by Transportation Sector

Sales Revenue

($US million)


55.0(1)
2006-2009E
CAGR 97.2%
88.7%
Growth
35.3
29.4
18.7
11.9
7.2
2006
2007
2008
2009E
9M08
9M09

Sales Breakdown by Sector

3Q09


4.1%
5.1%
0.1%
90.7%

3Q08


3.5%
0.0%
27.0%
69.4%
Transportation
Digital City
Land & Resources
Other

(1) *Company latest guidance on Nov. 12, 2009 of revenue for 2009*

Strong Margin Profile

Gross Profit

($US million)



55.1%
52.7%
56.2%
55.8%
43.6%
2006-2008
CAGR 104.2%
47.3%
Growth
4.0
6.3
16.5
10.4
15.4
2006
2007
2008
9M08
9M09

Non-GAAP Net Income (1)

($US million)



41.6%
38.8%
38.5%
24.4%
38.0%
23.8%
2006-2009E
CAGR 64.9%
18.0%
Growth
3.0
4.6
11.3
13.4 (2)
7.1
8.4
2006
2007
2008
2009E
9M08
9M09

(1) Non-GAAP results: Add back share-based compensation expense and amortization of intangibles acquired from acquisitions
(2) Mid-point of Company's latest guidance on Nov. 12, 2009 of non-GAAP net income for 2009

CTFO CHINA TRANSINFO

Healthy Balance Sheet and Return on Equity

Key Balance Sheet Items

($ in millions)	Sept 30, 2009	Dec 31, 2008
Cash and Equivalents	21,126	16,122
Account Receivables, Net	15,313	7,736
Cost and Estimated Earnings in Excess of Billings on Uncompleted Contracts	28,067	11,912
Total Current Assets	86,475	43,804
Total Assets	**117,623**	**58,690**
Accounts Payable	20,960	5,518
Short-Term Debt: Notes Payable	7,482	2,934
Total Current Liabilities	47,358	11,073
Long-Term Debt	-	-
Total Shareholders' Equity	69,598	47,617
Total Liabilities and Shareholders' Equity	**117,623**	**58,690**

Key Investment Highlights

- ✓ Favorable Industry Dynamics
- ✓ First-Mover Advantage in Application Solutions
- ✓ Fragmented Industry with No Other Major/National Competition
- ✓ Award-Winning Technology
- ✓ Leading-Edge R&D Team with Strong Partnerships
- ✓ Recognized Brand Name with Successful Track Record
- ✓ Experienced Management Team Dedicated to the Transportation Information Industry
- ✓ Strong Financial Position and Profitability

Contact Information

Company Contact:	Investor Relations Contact:
China TransInfo Technology Corp. Ms. Fan Zhou IR Director 9th Floor, Vision Building No.39 Xueyuanlu, Haidian District, Beijing 100191, P.R.China Phone: +86 10 5169 1657 Email: ir@ctfo.com Website: www.chinatransinfo.com	**CCG Investor Relations** Mr. Crocker Coulson President 1325 Avenue of the Americas Suite 2800 New York, NY 10019 Phone: +1 646 213 1915 Email: crocker.coulson@ccgir.com

CTFO
CHINA TRANSINFO

Thank you


CHINA TRANSINFO TECHNOLOGY CORP.



WWW.CHINATRANSINFO.COM